Virtus KAR Mid-Cap ETF (the “Fund”)

a series of Virtus ETF Trust II

Supplement dated December 18, 2025, to the Summary Prospectus, and the Virtus ETF Trust II
Statutory Prospectus, each dated November 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2026, Chris Wright, CFA will be added as a portfolio manager of the Fund.

The disclosure under “MANAGEMENT OF THE FUND – Portfolio Managers” in the Fund’s summary prospectus and on page 20 of the statutory prospectus is hereby replaced in its entirety with the following:

The following employees of KAR are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jon Christensen, CFA (since October 2024); Craig Stone (since October 2024); and Chris Wright, CFA (since January 2026).

The portfolio manager biographies on page 98 of the statutory prospectus are hereby amended by adding the following for Mr. Wright.

●          Chris Wright, CFA. Mr. Wright is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials, information technology, energy, and industrial sectors. Before joining KAR in 2012, Mr. Wright worked at Alvarez & Marsal as a Senior Associate in Turnarounds and Restructuring and at Houlihan Lokey Howard & Zukin as an Associate in the Investment Banking Financial Institutions Group. Mr. Wright earned a B.S.E., concentration in Finance, from the Wharton School at the University of Pennsylvania and an M.B.A. from the University of California, Los Angeles where he was selected for the Student Investment Fund. Mr. Wright is a CFA charterholder and is a member of the CFA Society of Los Angeles. He began his career in the investment industry in 2012.

Investors should retain this supplement with the Prospectuses for future reference.